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                                                                        EX 10.17

                       FIRST AMENDMENT TO LEASE AGREEMENT

      THIS FIRST AMENDMENT TO LEASE AGREEMENT (this "AMENDMENT") is made and entered into as of the ____ day of ________, 2001, by and between BUILDING VI ASSOCIATES L.C., a Virginia limited liability company ("LANDLORD"), and PEC SOLUTIONS, INC., a Delaware corporation ("TENANT").

                                   RECITALS:

      A. Landlord and Tenant entered into that certain Office Lease Agreement dated February 5, 2001 (the "LEASE"), whereby Landlord leased to Tenant and Tenant leased from Landlord the Premises (as defined in the Lease).

      B. Except as otherwise provided herein to the contrary, all capitalized terms used in this Amendment shall have the same meanings as are attributed thereto in the Lease.

      C. Landlord and Tenant desire to amend the Lease as more fully described in this Amendment.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant, intending legally to be bound, hereby agree as follows:

      1. Article One Section 1.01 F and G are hereby deleted in their entirety and the following is inserted in lieu thereof:

            "F. Rentable Area of the Building: The Building shall contain approximately 150,000 square feet of total Rentable Area, subject to final measurement pursuant to Section 1.03 of Exhibit "C".

            G. Rentable Area of the Premises: The Premises shall contain approximately 150,000 square feet of Rentable Area, subject to final measurement pursuant to Section 1.03 of Exhibit "C".

      2. Landlord and Tenant agree that immediately after final measurement of the Building and the Premises in accordance with Section 1.03 of Exhibit "C" of the Lease, Landlord and Tenant shall execute a Commencement Date Certificate in the form attached hereto as EXHIBIT "A" that sets forth, among other things, the final Rentable Area of the Building and the Premises.

      3. Except as modified in this Amendment, the Lease remains unmodified and in full force and effect.

      IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be signed and sealed by their duly authorized signatories under


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seal as of the day and year first above written.

                                  LANDLORD:

                                  BUILDING VI ASSOCIATES L.C.

                                  By:                            (SEAL)
                                         -----------------------
                                  Name:
                                         -------------------------------
                                  Title:
                                         -------------------------------


                                  TENANT:

                                  PEC SOLUTIONS, INC.

                                  By:                            (SEAL)
                                         -----------------------
                                  Name:
                                         -------------------------------
                                  Title:
                                         -------------------------------


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                                  EXHIBIT "A"

                            COMMENCEMENT DATE NOTICE

      THIS COMMENCEMENT DATE NOTICE (the "COMMENCEMENT DATE NOTICE") is made and entered into this ____ day of ________________, 200_ by and between BUILDING VI ASSOCIATES L.C. ("LANDLORD") and PEC SOLUTIONS, INC. ("TENANT"), wherein Landlord and Tenant have entered into that certain Office Lease Agreement dated February 5, 2001 (the "LEASE"). Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning as described in the Lease.

                                  WITNESSETH:

      WHEREAS, Landlord and Tenant wish to confirm and memorialize the Commencement Date, the Expiration Date and the Rentable Area of the Premises and the Building as defined in the Lease, Landlord and Tenant agree as follows:

      1. The Commencement Date as defined in the Lease is established to be ___________________, _____.

      2. The Expiration Date as defined in the Lease is established to be ___________________, _____.

      3. The Rentable Area of the Building as defined in the Lease is
________________________.

      4. The Rentable Area of the Premises as defined in the Lease is
________________________.

      5. The Landlord's work and/or delivery of the Premises as required by the Lease has been substantially completed.

      6. Tenant has accepted possession of the Premises pursuant to the terms of the Lease.


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         Except as described herein, all terms and conditions of the Lease are and shall remain in full force and effect.

                                          LANDLORD:

                                          BUILDING VI ASSOCIATES L.C.,
                                          a Virginia limited liability company

                                          By:
                                                 -------------------------------
                                          Name:
                                                 -------------------------------
                                          Title:
                                                 -------------------------------


                                          TENANT:

                                          PEC SOLUTIONS, INC.
                                          a Delaware corporation

                                          By:
                                                 -------------------------------
                                          Name:
                                                 -------------------------------
                                          Title:
                                                 -------------------------------


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